                                                                   EXHIBIT 10.55

                            WINK COMMUNICATIONS, INC.

                   COMMON STOCK AND WARRANT ISSUANCE AGREEMENT


     This Common Stock and Warrant Issuance Agreement is made and entered into as of the 31 day of January, 2001 (the "Effective Date"), by and between Wink Communications, Inc., a Delaware corporation (the "Company"), and [TVG-WINK SUB, INC.], a Delaware corporation ("TVG").

     WHEREAS, the Company and TVG are entering into an Integration Agreement concurrent with this Agreement, which describes, among other things, the terms and conditions pursuant to which the Company and TVG will cooperate to integrate the Wink Service with current and future releases of TVG's IPG and promote the deployment and use of the Wink Service and TVG's IPG during the term of the Integration Agreement;

     WHEREAS, the Company desires to provide TVG with Common Stock and Warrants to purchase Common Stock of the Company in recognition of TVG's activities in bringing about such deployment and use.

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   DEFINITIONS.

          1.1 "Commission" shall mean the United States Securities and Exchange Commission.

          1.2 "Commission Filings" shall mean all reports, registration statements and other filings required to be filed by the Company with the Commission (and all notes and schedules thereto and documents incorporated by reference therein).

          1.3 "Common Stock" shall mean the Common Stock of the Company, par value $0.001 per share, or any class or series of stock issued by the Company in substitution therefor.

          1.4 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          1.5 "Household" shall mean the residence, including any unit of a multiple dwelling unit, of one or more subscribers to residential cable service. For purposes of this Agreement, a Household shall be counted only once regardless of the number of subscribers or deployed Wink Engines in that Household.

          1.6 "Integration Agreement" shall mean the Integration Agreement dated January 31, 2001 by and between the Company, Gemstar-TV Guide International, Inc. and TVG.

          1.7 "Material Adverse effect" shall mean a material adverse effect on the condition (financial or otherwise), business, assess or results of operations of the Company and its Subsidiaries, taken as a whole.

          1.8 "Revenue-Generating Release of the Integrated Wink/TVG Service" shall mean any commercial release of the Wink Service within the Integrated Wink/TVG Service in which Wink receives compensation as contemplated by the Integration Agreement either in the form of consideration from a Network Operator or a fee in connection with Wink Revenue Transactions.

          1.9 "Rights Agreement" shall mean the Fourth Amended and Restated Investors Rights Agreement dated as of June 30, 1999, as amended by a Consent and Amendment of Investor Rights Agreement dated as of May 2000 and as further amended by Consent and Amendment of Investor Rights Agreements of even date herewith.

          1.10 "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          1.11 "Shares" shall mean the shares of Common Stock issuable upon exercise of a Warrant.

          1.12 "Warrant" shall mean a warrant to purchase a certain number of shares of Common Stock, in the form attached as Exhibit A, which may be issued pursuant to Section 3.1 hereof.

     Notwithstanding the above definitions, all other capitalized terms in this Agreement shall be interpreted consistently with the Integration Agreement.

     2. ISSUANCE OF COMMON STOCK. In consideration for the activities of TVG and the other mutual agreements and promises contained herein and in the Integration Agreement, the Company agrees to issue to TVG or its designee fifty thousand (50,000) shares of Common Stock concurrently with the execution of this Agreement and the integration Agreement. The Company shall issue an additional fifty thousand (50,000) shares of Common Stock (subject to adjustment to reflect the effect of stock splits, reverse splits, dividends and similar events affecting the Common Stock) to TVG or its designee upon the first commercial launch and activation of the Wink Service within the Integrated Wink/TVG Service, but prior to any public announcement of such commercial launch and activation of the Wink Service.

     3.   ISSUANCE OF WARRANTS.

          3.1 In consideration for the activities of TVG and the other mutual agreements and promises contained herein and in the Integration Agreement, the Company agrees to issue to TVG the following warrants to purchase up to a maximum of one hundred fifty thousand (150,000) shares of Common Stock upon and subject to the following terms and conditions:

               (a) The Company shall issue to TVG a Warrant to purchase 12,500 Shares if at least 250,000 Households are operating the Wink Service within the Integrated Wink/TVG

Service on or before: (i) the six-month anniversary of the first
Revenue-Generating Release of the Integrated Wink/TVG Service and (ii) the 12-month anniversary of the Effective Date.

               (b) The Company shall issue to TVG a Warrant to purchase 25,000 Shares if at least 750,000 Households are operating the Wink Service within the Integrated Wink/TVG Service on or before the 12-month (one-year) anniversary of the first Revenue-Generating Release of the Integrated Wink/TVG Service.

               (c) The Company shall issue to TVG a Warrant to purchase 37,500 Shares if at least 1,500,000 Households are operating the Wink Service within the Integrated Wink/TVG Service on or before the two-year anniversary of the first Revenue-Generating Release of the Integrated Wink/TVG Service.

               (d) The Company shall issue to TVG a Warrant to purchase 37,500 Shares if at least 2,250,000 Households are operating the Wink Service within the Integrated Wink/TVG Service on or before the three-year anniversary of the first Revenue-Generating Release of the Integrated Wink/TVG Service.

               (e) The Company shall issue to TVG a Warrant to purchase 37,500 Shares if at least 3,000,000 Households are operating the Wink Service within the Integrated Wink/TVG Service on or before the four-year anniversary of the first Revenue-Generating Release of the Integrated Wink/TVG Service.

     In each case as described in (a) through (e) above, the number of shares of Common Stock underlying each Warrant shall be subject to adjustment to reflect the effect of stock splits, reverse splits, stock dividends and similar events affecting the Common Stock.

          3.2  The per share exercise price for each Warrant described in
Section 3.1 shall be equal to 80% of the average per share final sale price of the Common Stock as reported on The Nasdaq Stock Market (or if there is no sale of Common Stock on such date, the average of the closing bid and ask prices of the Common Stock) for the twenty trading days prior to the date on which such Warrant is issued or required to be issued.

          3.3 Each Warrant issued pursuant to Section 3.1 shall, except as otherwise agreed by the parties, be in the form set forth on Exhibit A hereto, and shall be subject to the terms and conditions set forth therein. Each Warrant shall have a term of 10 years from the date of this Agreement.

     4.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          The Company represents and warrants to TVG as follows:

          4.1 Organization and Standing. Each of the Company and its Subsidiaries is duly organized, validly existing and in good standing under the laws of its state of organization and has all corporate, limited liability company and partnership power and authority to own its properties and assets and to carry on its business as it is now being conducted. Each of the Company and its Subsidiaries is duly qualified to transact business as a foreign entity and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of its business makes such qualification necessary, except for any such failures to so qualify or be in good standing that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as currently conducted.

          4.2  Capital Stock.

               (a) As of December 31, 2000, the authorized capital stock of the Company consists solely of 100 million shares of Common Stock and 5 Million shares of preferred stock, of which approximately 31,120,153 shares of Common Stock and 0 shares of preferred stock are issued and outstanding. Each share of capital stock of the Company that is issued and outstanding, including without limitation the shares of Common Stock issued pursuant to Section 2 and Shares issued upon exercise of Warrants, will be duly authorized and validly issued and fully paid and nonassessable, and the issuance thereof will not have been subject to any preemptive rights.

               (b) Except as set forth on Schedule 4.2, as of December 31, 2000, there are (i) no outstanding options, warrants, agreements, conversion rights, exchange rights, preemptive rights or other rights (whether contingent or not) to subscribe for, purchase or acquire any issued or unissued shares of capital stock of the Company or any of its Subsidiaries, (ii) no authorized or outstanding stock appreciation, phantom stock, profit participation, or similar rights with respect to the Company or any of its Subsidiaries, and (iii) no rights, contracts, commitments or arrangements (contingent or otherwise) obligating the Company or any of its Subsidiaries to either (A) redeem, purchase or otherwise acquire, or offer to purchase, redeem or otherwise acquire any outstanding shares of, or any outstanding warrants or rights of any kind to acquire any shares of, or any outstanding securities that are convertible into or exchangeable for any shares of, capital stock of the Company or any of its Subsidiaries, or (B) pay any dividend or make any distribution in respect of any shares of, or any outstanding securities that are convertible or exchangeable for any shares of, capital stock of the Company or any of its Subsidiaries. Except as set forth on Schedule 4.2., there are no securities or instruments containing antidilution or similar provisions that will be triggered by the issuance of the Common Stock or the Warrants pursuant to this Agreement. Except as set forth on Schedule 4.2 no person has any right of first refusal, right of first offer, right of co-sale or other similar right regarding the Company's securities.

               (c) The Common Stock and the Warrants to be issued pursuant to this Agreement have been duly authorized and sufficient shares of Common Stock have been reserved in contemplation of the issuance of shares of Common Stock pursuant to Section 2 and the exercise of the Warrants issued pursuant to
Section 3. The Common Stock issued as of the date hereof is, and the shares of Common Stock to be issued pursuant to Section 2 or upon exercise of the Warrants issued pursuant to Section 3 will be, as the case may be, validly issued and will be fully paid and nonassessable, and the issuance thereof will not have been subject to any preemptive rights or made in violation of any applicable law.

          4.3 Authorization; Enforceability. The Company has the power and authority to execute, deliver and perform its obligations under this Agreement, the Consent and Amendment and the Warrants, and has taken all action necessary to authorize the execution, delivery and performance by it of each of such documents and to consummate the transactions contemplated thereby. No further corporate proceeding on the part of the Company is necessary for such authorization, execution, delivery and performance of its obligations under this Agreement, the Consent and Amendment and the Warrants. The Company has duly executed and delivered this Agreement, the Consent and Amendment and the Integration Agreement. This Agreement, the Consent and Amendment and the Integration Agreement each constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, or other laws of general application affecting enforcement of creditors' rights or (b) general principles of equity that restrict the availability of equitable remedies.

          4.4 No Violation; Consents. The execution, delivery and performance by the Company of this Agreement, the Consent and Amendment, the Integration Agreement and the Warrants and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not contravene any applicable law in any material respect. The execution, delivery and performance by the Company of this Agreement, the Consent and Amendment and the Warrants and the transactions contemplated thereby (i) will not, in any material respect, (A) violate, result in a breach of or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under any contract or other arrangement to which the Company is a party or by which the Company is bound or to which any of its assets is subject or (B) result in the creation or imposition of any lien or other encumbrance upon any of the assets of the Company and (ii) will not conflict with or violate any provision of the certificate of incorporation or bylaws of the Company as currently in effect. No consent, authorization or order of, or filing or registration with, any governmental authority is required to be obtained or made by the Company or any of its Subsidiaries for the execution and delivery of this Agreement, the Consent and Amendment, the Integration Agreement or the Warrants or the performance by the Company of the transactions contemplated thereby (excluding any filings required under Federal or State securities laws) except where the failure to obtain such consents, authorizations or orders, or make such filings or registrations, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or a material adverse effect on the ability of the Company to perform the transactions contemplated hereby and thereby.

          4.5 Commission Filings. The Company has filed all reports, registration statements and other filings, together with any amendments or supplements required to be made with respect thereto, that it has been required to file with the Commission under the Securities Act and the Exchange Act. As of the respective dates of their filing with the Commission, the Commission Filings complied in all material respects with the applicable provisions of the Securities Act and the Exchange Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

          4.6  Private Offering. Based, in part, on TVG's representations in
Section 5, the offering and issuance of the Common Stock pursuant to Section 2 and the Warrants pursuant to Section 5, as well as the offering and issuance of Common Stock upon exercise of the Warrants, is or will be, as the case may be, exempt from the registration and prospectus delivery requirements of the Securities Act. Neither the Company, nor anyone acting on behalf of it, has offered or sold or will offer or sell any securities, or has taken or will take any other action (including, without limitation, any offering of any securities of the Company under circumstances that would require, under the Securities Act, the integration of such offering with the offering and issuance of Common Stock and Warrants contemplated by this Agreement), that would subject the offering and issuance of Common Stock and Warrants pursuant to this Agreement to the registration provisions of the Securities Act.

     5.   INVESTMENT REPRESENTATIONS.

          TVG represents and warrants to the Company as follows:

          5.1 TVG is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Warrants. TVG will acquire the Warrants and the Shares for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" for purposes of the Securities Act of 1933, as amended (the "Securities Act").

          5.2 TVG understands that the Warrants and the Shares have not been registered under the Act in reliance upon a specific exemption, which exemption depends upon, among other things, the bona fide nature of its investment intent as expressed herein.

          5.3 TVG further understands that the Warrants and the Shares are not transferable unless transferred pursuant to an effective registration statement under the Securities Act or unless an exemption from registration is otherwise available. Moreover, TVG understands that, except as set forth in the Rights Agreement, the Company is under no obligation to register the Warrants or the Shares. In addition, the Purchaser understands that the Warrants and the Shares will be imprinted with a legend that prohibits the transfer of the Warrants or the Shares unless they are registered or such registration is not required under the Securities Act in the opinion of counsel reasonably satisfactory to the Company.

          5.4 TVG is aware of the provisions of Rule 144, promulgated under the Securities Act, that in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer (or from an affiliate of the issuer), in a non-public offering subject to the satisfaction of certain conditions, including, in case TVG has held the securities less than two years or is an affiliate of the Company: (1) the resale occurring not less than one year after the party has purchased and paid for the securities to be sold; (2) the availability of certain public information about the Company; (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as such terms are defined under the Securities Exchange Act of 1934); (4) the amount of securities being sold during any three-month period not exceeding certain specified limitations and
(5) the filing of a Notice of Sale on Form 144 as appropriate.

          5.5 TVG further understands that at the time it wishes to sell the Warrants or the Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, TVG would be precluded from selling the Warrants or Shares under Rule 144 unless (1) a two-year minimum holding period had been satisfied and (2) it is not at the time of sale nor at any time during the three-month period prior to such sale an affiliate (as defined under the Securities Act) of the Company.

          5.6 TVG further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A or some other registration exemption will be required in order to transfer the Warrant or the Shares; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the SEC has expressed its opinion that persons proposing to sell restricted securities other than in a registered offering and otherwise than pursuant to Rule 144 may have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and their respective brokers who participate in such transaction do so at their own risk.

          5.7 TVG is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act.

     6. RESERVATION OF SHARES. During the period within which the rights represented by any of the Warrants may be exercised, the Company will at all times have authorized and reserved for the purpose of the issue upon conversion and exercise of any of these Warrants a sufficient number of shares of Common Stock to provide for the issuance of the maximum number of shares issuable upon conversion and exercise of outstanding Warrants.

     7.   LEGENDS.

          7.1 Each Warrant shall be endorsed with the following legend (in addition to any legend required by applicable state securities laws):

          THIS WARRANT AND THE SHARES OF COMMON STOCK THAT MAY BE PURCHASED UPON THE EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER OR PLEDGE IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.

          7.2 Each certificate representing Shares shall be endorsed with the following legend (in addition to any legend required by applicable state securities laws):

          THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD,

          OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER OR PLEDGE IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.

          7.3 Subject to Section 7.4, the Company need not register a transfer of any Warrant or any of the Shares unless the conditions specified in the foregoing legends are satisfied. The Company may also instruct its transfer agent not to register the transfer of any Warrant or any of the Shares unless such conditions are satisfied.

          7.4 The legend relating to the Securities Act endorsed on the Warrants or a stock certificate representing the Shares pursuant to this Section 7 and the stop transfer instructions with respect to the Warrants or the Shares represented by such certificate shall be removed and the Company shall issue a new Warrant or certificate, as applicable, without such legend to the holder of the Warrant or such Shares if the transfer of such Warrant or Shares is registered under the Securities Act and a prospectus meeting the requirements of
Section 10 of the Securities Act is available, or if such holder provides to the Company an opinion of counsel for such holder of the Warrant or the Shares reasonably satisfactory to the Company or a no-action letter or interpretive opinion of the staff of the SEC to the effect that a public sale, transfer or assignment of such Shares may be made without registration and without compliance with any restriction under the Securities Act, such as Rule 144.

     8. ASSIGNMENT. This Agreement shall bind and benefit the respective parties to this Agreement and their successors and assigns; provided that TVG shall not be entitled to assign the right to receive shares pursuant to Section 2 or Warrants pursuant to Section 3 or to purchase any Shares under any Warrant other than such an assignment to an Affiliate of TVG, until such Warrant has been issued.

     9.   GENERAL.

          9.1 All notices and other communications required or permitted hereunder shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, overnight delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed:

               (a) if to TVG, at:

                   [TVG - Wink Sub, Inc.]
                   7140 S. Lewis Avenue
                   Tulsa, OK 74136
                   Fax: (918) 488-4924

                   Attention: Toby DeWeese

                   With a copy to (which shall not be considered effective notice):

                   Baker Botts L.L.P.
                   599 Lexington Avenue
                   New York  New York 10022
                   Fax: (212) 705-5125

                   Attention: Craig Troyer

or at such other address as TVG furnishes in writing to the Company, or

               (b) if to the Company, at:

                   Wink Communications, Inc.
                   1001 Marina Village Parkway,
                   Alameda, California 94501
                   Fax: (510) 337-2995

                   Attention: Chief Financial Officer

                   With a Copy to (which shall not be considered effective notice):

                   Wink Communications, Inc.
                   Fax: (510) 337-2960

                   Attention: General Counsel

or at such other address as the Company shall have furnished to TVG in writing.

          9.2 This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

          9.3 The waiver of one breach or default shall not constitute the waiver of any subsequent breach or default. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

          9.4 Neither this Agreement nor any provisions hereof may be amended, changed, waived, discharged or terminated orally, except as set forth in a writing signed by all parties hereto.

          9.5 This Agreement, the Integration Agreement, the Consent and Amendment of Investor Rights Agreement and the Warrants (in the form hereto attached as Exhibit A), together constitute the full and entire understanding and agreement between the parties with regard to the subject matter of this Agreement.

          9.6 This Agreement may be signed in one or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one instrument.

          9.7 The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          9.8 THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION, IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.



IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date set forth at the beginning of this Agreement.


WINK COMMUNICATIONS, INC.               [TVG - WINK SUB, INC.]


By:                                     By:
    --------------------------------        ---------------------------------

Title:                                  Title:
       -----------------------------           ------------------------------

Dated:                                  Dated:
       -----------------------------           ------------------------------

                                  SCHEDULE 4.2



Document                                             Approximate No. of Shares
------------------------------------------------------------------------------


1994 Option Plan                                             2,471,324

1999 Option Plan                                             3,305,924

1999 Director Option Plan                                    80,000

Warrants                                                     5,135,000





And those documents publicly filed with the Securities and Exchange Commission

                                    EXHIBIT A



                          COMMON STOCK PURCHASE WARRANT


THIS WARRANT AND THE SHARES OF COMMON STOCK THAT MAY BE PURCHASED UPON THE EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER OR PLEDGE IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.


                                                     VOID AFTER JANUARY 31, 2011


                            WINK COMMUNICATIONS, INC.

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK


                                   ----------

THIS CERTIFIES THAT, for value received, [TVG-WINK SUB, INC.], a Delaware corporation whose address is 7140 S. Lewis Avenue, Tulsa, OK 74136 (the "HOLDER"), is entitled to subscribe for and purchase ________________ (_________) (as adjusted pursuant to Section 3 hereof) shares of fully paid and non-assessable shares (the "Shares), par value $0.001 per share ("Common Stock"), of Common Stock of Wink Communications, Inc., a Delaware corporation whose address is 1001 Marina Village Parkway, Alameda, CA 94501 (the "COMPANY"), at the price of _____________ ($ _____ ) per share in accordance with the terms of the Common Stock and Warrant Issuance Agreement of January 31, 2001 between the Company and Holder (the "EXERCISE PRICE," as adjusted pursuant to Section 3 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth.

     1. Exercise; Payment.

          1.1 Time of Exercise. This Warrant shall become exercisable at any time after the date of issuance but prior to its expiration pursuant to Section 10 hereof.

          1.2  Method of Exercise.

                    (a) Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Attachment 1 and the investment representation statement attached hereto as Attachment 2, each duly executed) at the principal office of the Company, and by the payment to the Company, by certified, cashier's or other check acceptable to the Company, of an amount equal to the aggregate Exercise Price of the Shares being purchased.

                    (b) Net Issue Exercise. In lieu of exercising this Warrant for cash, the Holder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of shares of the Company's Common Stock computed using the following formula:

                    Y (A-B)
               X =  -------
                       A


Where    X     =    the number of Shares to be issued to the Holder.

         Y     =    the number of Shares purchasable under this Warrant.

         A     =    the fair market value of one share of the Company's Common
                    Stock, as defined below.

         B     =    the Exercise Price (as adjusted to the date of such
                    calculation).

                    (c) Fair Market Value. For purposes of this Section 1, the fair market value of the Company's Common Stock shall mean:

                            (i)  The average of the closing ask prices of the
Company's Common Stock quoted in the NASDAQ Over-the-Counter Market Summary or if not available, the average of the closing prices quoted on any national securities exchange on which the Common Stock is listed, as published in the Western Edition of The Wall Street Journal, in either such case for the ten trading days prior to the date of determination of fair market value;

                            (ii) If the Company's Common Stock is not traded on
the NASDAQ Over-the-Counter Market or on a national securities exchange, the per share fair market value of the Common Stock shall be the fair market value price per share as determined in good faith by the Company's Board of Directors.

          1.3 Stock Certificates. Any exercise of this Warrant shall be deemed to have occurred immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the Holder promptly and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder promptly.

     2. Stock Fully Paid; Reservation of Shares. All of the Shares issuable upon exercise of this Warrant will, upon issuance and receipt of the Exercise Price therefor in cash, or in accordance with the net-issue exercise procedure set forth in Section 1(b) be fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

     3. Adjustment of Exercise Price and Number of Shares. Subject to the provisions of Section 10 hereof, the number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          3.1 Reclassification, Consolidation or Merger. In case of any reclassification or change of the Common Stock (other than a change in par value, or as a result of a subdivision or combination), or in case of any consolidation, merger of the Company with or into another entity (other than a merger with another entity in which the Company is the surviving entity and that does not result in any reclassification or change of outstanding securities of the type issuable upon exercise of this Warrant), or sale of all or substantially all of the assets of the Company, the Company or such successor or purchasing entity, as the case may be, shall in connection with such transaction execute a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant, and procure upon such exercise and payment of the same aggregate Exercise Price, and upon terms and conditions substantially the same as those set forth in this Warrant in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, merger, exchange or sale by a holder of an equivalent number of shares of Common Stock. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. Notwithstanding the foregoing, in the event of a merger or sale of all or substantially all the assets of the Company in which the consideration received by holders of Common Stock consists solely of cash, then the holder of this Warrant shall be entitled to receive such amount of cash received by holders of Common Stock on the date such amount is received by holders of Common Stock on an equal basis with holders of Common Stock as if this Warrant had been exercised immediately prior to such event, less the Exercise Price. Upon payment of such amount, this Warrant will terminate. The provisions of this subsection 3.1 shall similarly apply to successive reclassifications, changes, consolidations, mergers and transfers.

          3.2 Stock Splits, Dividends and Combinations. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock or shall issue a stock dividend on its outstanding shares of Common Stock the number of Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock the number of Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

     4. Notice of Adjustments. Whenever the number of shares of Common Stock purchasable hereunder or the Exercise Price therefor shall be adjusted pursuant to Section 3 hereof, the Company shall provide written notice to the holder of this Warrant setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number of Shares that may be purchased and the Exercise Price therefor after giving effect to such adjustment.

     5. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of such fractional shares, the Company shall make a cash payment therefor based upon the Fair Market Value of such Common Stock on the date of exercise.

     6. Representations of the Company. The Company represents that all corporate actions on the part of the Company, its officers, directors and stockholders necessary for the exercising and delivery of this Warrant, the sale and issuance of the Shares upon exercise hereof and the performance of the Company's obligations hereunder were taken prior to and are effective as of the date of issuance of this Warrant.

     7. Restrictive Legend. Securities issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER OR PLEDGE IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

     8. Restrictions Upon Transfer and Removal of Legend.

          8.1 The Company need not register a transfer of Shares bearing the restrictive legend set forth in Section 7 hereof, unless the conditions specified in such legend are satisfied. The Company may also instruct its transfer agent not to register the transfer of the Shares, unless one of the conditions specified in the legend referred to in Section 7 hereof is satisfied.

          8.2 In order to effect any transfer of all or a portion of this Warrant or the Shares, the transferor shall deliver a completed and duly executed Notice of Transfer (attached hereto as Attachment 3).

     9. Rights of Stockholders. No holder of this Warrant shall be entitled, by virtue of its status as a Warrant holder, to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, by virtue of its status as a Warrant holder, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

     10. Expiration of Warrant. This Warrant shall expire and shall no longer be exercisable (to the extent, if at all, it has been come exercisable prior to such expiration) upon the earlier to occur of:

          10.1 5:00 p.m., California local time, on January 31, 2011; or

          10.2 The event described in the penultimate sentence of Section 3.1 of this Warrant.

     11. Notices, Etc. All notices and other communications from the Company to the Holder shall be mailed by first class, express delivery, registered, or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder.

     12. Governing Law, Headings. This Warrant is being delivered in the State of California and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

Issued this ____ day of ______ 20__.



                                             WINK COMMUNICATIONS, INC.



                                             By: _______________________________


                                                 __________________________
                                                 Chief Financial Officer

                                  ATTACHMENT 1
                               NOTICE OF EXERCISE


TO:  WINK COMMUNICATIONS, INC.
     1001 Marina Village Parkway
     Alameda, CA  94501.   Attention: Chief Financial Officer

1. The undersigned hereby elects to exercise the attached Warrant so as to purchase __________ shares of Common Stock of WINK COMMUNICATIONS, INC. pursuant to the terms of such Warrant.

2.   Method of Exercise (Please mark the applicable blank):

          ___ The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

          ___ The undersigned elects to exercise the attached Warrant by means of the net issue exercise provisions of
               Section 1.2(b) of the Warrant.

3. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:



                        ---------------------------------
                                    (Name)


                        ---------------------------------


                        ---------------------------------
                                   (Address)

4. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares in violation of the Securities Act of 1933, as amended, and all representations and warranties of the undersigned set forth in the attached Warrant are true and correct as of the date hereof. In support thereof, the undersigned hereby delivers an Investment Representation Statement in a form substantially similar to the form attached to the Warrant as Attachment 2.



                                             -----------------------------------
                                                        (Signature)

                                             Title:
-------------------------------                     ----------------------------
           (Date)

                                  ATTACHMENT 2

                       INVESTMENT REPRESENTATION STATEMENT



PURCHASER :
               -------------------------------

SELLER    :    WINK COMMUNICATIONS, INC.

ISSUER    :    WINK COMMUNICATIONS, INC.

SECURITY  :    COMMON STOCK ISSUED UPON EXERCISE OF THE COMMON STOCK PURCHASE
               WARRANT ISSUED ON JANUARY 31, 2001

AMOUNT    :               SHARES
               ----------

DATE      :
               --------------

In connection with the purchase of the above-listed Securities, the Purchaser represents to the Seller and to the Company the following:

(a) Purchaser is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Purchaser is purchasing these Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Securities Act of 1933, as amended (the "Securities Act").

(b) Purchaser understands that the issuance of the Securities to Purchaser has not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of its investment intent as expressed herein.

(c) Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, Purchaser understands that the Company is under no obligation to register the Securities, other than as granted to investors in the Company generally as set forth in the Fourth Amended and Restated Investor Rights Agreement dated as of June 30, 1999, as amended to date and as further modified by a Consent and Amendment of Investors Rights Agreement dated on or about the date of this Warrant and as may be subsequently amended. In addition, Purchaser understands that, unless the Securities have been registered under the Securities Act, the certificate evidencing the Securities will be imprinted with a legend that prohibits the transfer of the Securities unless and until such time that the Securities are sold pursuant to an effective registration statement under the Securities Act or unless the Company receives an opinion of counsel reasonably acceptable to it stating that such sale or transfer is exempt from registration and prospectus delivery requirements of the Securities Act.

(d) Purchaser is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. In particular, the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities not less than two years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and (4) the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

(e) Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that the exemption provided by Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.



                                             PURCHASER



                                             By:
                                                 -------------------------------

                                             Title:
                                                    ----------------------------

                                             Date:
                                                   -----------------------------

                                  ATTACHMENT 3

                               NOTICE OF TRANSFER
                  (To be signed only upon transfer of Warrant)



FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________ the right represented by the attached Warrant to purchase ____________* shares of Common Stock of WINK COMMUNICATIONS INC., to which the attached Warrant relates, and appoints ______________ Attorney to transfer such right on the books of WINK COMMUNICATIONS, INC., with full power of substitution in the premises.

Dated:
       ------------------------



                                             -----------------------------------

                                             By:
                                                 -------------------------------
                                             (Signature must conform in all
                                             respects to name of Holder as
                                             specified on the face of the
                                             Warrant)




                                             -----------------------------------
                                                         (Address)



Signed in the presence of:


---------------------------------

* Insert here the number of shares without making any adjustment for additional shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.